Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Tidal Trust I (formerly, Tidal ETF Trust) (the “Trust”)

Supplement dated June 3, 2025 to the currently effective Prospectuses and Statements of Additional Information (“SAI”)
for each series of the Trust, as may be supplemented

The Board of Trustees of the Trust approved a change in the Trust’s name from “Tidal ETF Trust” to “Tidal Trust I” effective as of June 2, 2025. All references to the Trust’s name in the currently effective prospectuses and SAIs for each series of the Trust are hereby deleted and replaced with Tidal Trust I.

Please retain this Supplement with your Prospectus and SAI for future reference.